United States
Securities And Exchange Commission

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2005 (June 8, 2005)

Education Realty Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland (State or Other Jurisdiction of Incorporation or organization)	001-32417 (Commission File Number)	20-1869228 (I.R.S. Employer Identification No.)

530 Oak Court Drive, Suite 300, Memphis, Tennessee (Address of Principal Executive Offices)	38117 (Zip Code)

(901) 259-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

SIGNATURES
EX-99.1 PRESENTATION MATERIALS DATED JUNE 8, 2005

Item 7.01 Regulation FD Disclosure.

     On June 8, 2005, Education Realty Trust, Inc. provided presentation materials to the NAREIT Institutional Investor Forum. A copy of the presentation materials is attached hereto as Exhibit 99.1.

     Pursuant to General Instruction B.2 of Form 8-K, the presentation materials attached as Exhibit 99.1 are “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The information in this Current Report shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

                         99.1     Presentation Materials dated June 8, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Education Realty Trust, Inc.
By:	/s/ Paul O. Bower
Paul O. Bower
Chairman, Chief Executive Officer and President

Dated: June 8, 2005

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Presentation Materials dated June 8, 2005.